                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      April 12, 1999
                                                --------------------------------

                              Armor Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-18863                       59-3392443
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File                (IRS Employer
of incorporation)                    Number)                 Identification No.)





13386 International Parkway, Jacksonville, Florida                       32218
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (904) 741-5400
                                                   -----------------------------

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

     On April 12 , 1999, Armor Holdings, Inc., a Delaware corporation (the "Company"), acquired all of the issued and outstanding capital stock (the "Capital Stock") of Safari Land, Ltd., Inc., a California corporation ("Safariland"), pursuant to the terms of a Stock Purchase Agreement dated April 12, 1999, by and among the Company, The Neale A. Perkins Trust, The Scott T. O'Brien and Victoria S. O'Brien Revocable Trust, The David M. Holmes and Katherine C. Holmes Revocable Trust (collectively the "Trusts"), Neale A. Perkins, David M. Holmes, Scott T. O'Brien (collectively with the Trusts, the "Sellers") and Safariland (the "Stock Purchase Agreement"). The Trusts constitute all of the shareholders of Safariland. Safariland is a leading manufacturer of equipment for the law enforcement, military and sporting goods markets worldwide.

     Pursuant to the terms and conditions of the Stock Purchase Agreement, as consideration for the Capital Stock, the Company paid to the Trusts an aggregate purchase price, subject to adjustments, of $39,930,531 (the "Purchase Price") of which $35,930,531 was paid in cash at closing, and $4,000,000 was paid by delivery of 300,752 shares of the common stock, par value $0.01 per share, of the Company (the "Consideration Shares"), valued in accordance with and subject to restrictions set forth in the terms of the Stock Purchase Agreement. The Purchase Price was determined through arms-length negotiation of the parties. As part of its acquisition of Safariland, the Company repaid approximately $5.1 million of Safariland's indebtedness.

     The Company funded the cash portion of the Purchase Price by drawing down $34,104,024 on its revolving credit facility with CIBC, Inc., NationsBank, N.A., First Union National Bank and SunTrust Bank, North Florida, N.A. The Company presently expects to repay such indebtedness with a portion of the proceeds of the offering of certain shares of its Common Stock pursuant to and as set forth in a Registration Statement on Form S-3, Registration No. 333-75053, filed by the Company on April 15, 1999 (the "Form S-3").

     The  foregoing   description  of  the  Stock  Purchase  Agreement  and  the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Stock Purchase Agreement.

     Certain of the matters discussed herein include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" and similar expressions are forward-looking statements. The actions of current and potential new competitors, changes in technology, seasonality, business cycles, new regulatory requirements, general economic conditions and other uncertainties and events outside the Company's control may cause the Company's actual results to differ from the expectations expressed in such forward-looking statements.



                                                                                  Page
                                                                                  ----
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Financial Statements of the Business Acquired

                  Audited Consolidated Financial Statements as of September 30,
1998 and September 30, 1997 and for the years then ended. Incorporated by reference to the financial statements of Safariland (the "Safariland Financial
Statements" included in the Form S-3

                  Unaudited Consolidated Financial Statements as of September
30, 1998 and December 31, 1998 and for the three months ended December 31, 1998 and December 31, 1997. Incorporated by reference to the Safariland Financial
Statements included in the Form S-3.

                  (b)      Pro Forma Financial Information                         16

                  Unaudited Pro Forma Consolidated Financial Information of the
Company which gives effect to the acquisition of Safariland as if it had occurred on January 1, 1998.

                  (c)      Exhibits.

                           The following Exhibits are hereby filed as part of
this Current Report on Form 8-K:

Exhibit           Description
-------           -----------

2.1               Stock Purchase Agreement by and among Armor Holdings, Inc.,
                  The Neale A. Perkins Trust, The Scott T. O'Brien and Victoria
                  S. O'Brien Revocable Trust, The David M. Holmes and Katherine
                  C. Holmes Revocable Trust, Neale A. Perkins, David M. Holmes,
                  Scott T. O'Brien and Safari Land Ltd., Inc. with respect to the purchase of all of the issued and outstanding capital stock of Safari Land Ltd., Inc. Incorporated by reference to
                  Exhibit 2.8 to the Form S-3.

23.1              Consent of Ernst & Young LLP.                                    21


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 1999

                                    ARMOR HOLDINGS, INC.


                                    By: /s/ Robert R. Schiller
                                       -----------------------------------------
                                       Name: Robert R. Schiller
                                           Title: Executive Vice President and
                                                Director - Corporate Development

    (b)      Pro Forma Financial Information

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


     The following historical and unaudited pro forma consolidated financial information has been derived from our audited consolidated historical financial statements as of and for the year ended December 31, 1998, and of Safariland as of and for the year ended September 30, 1998, each having been filed previously on Form S-3 dated April 15, 1999, and incorporated herein by reference. The unaudited pro forma consolidated statement of operations for fiscal 1998 gives effect to the acquisition of Safariland as if it had occurred at the beginning of our 1998 fiscal year. The unaudited pro forma consolidated balance sheet as of December 31, 1998 gives effect to the acquisition of Safariland as if it had occurred as of December 31, 1998. The acquisition of Safariland was accounted for using the purchase method. Additionally, the pro forma results do not give effect to any of our other acquisitions that occurred during 1998.


     The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of actual results that would have been achieved had the transaction been consummated on the dates or for the periods indicated and do not purport to indicate results of operations as of any future period. The pro forma consolidated statement of operations only reflects anticipated cost savings directly attributable to the acquisition of Safariland which we believe would have resulted had the acquisition occurred at the beginning of our fiscal 1998. The unaudited pro forma consolidated financial statements should be read in conjunction with Consolidated Financial Statements and the related notes thereto, and the Consolidated Financial Statements of Safariland each having been filed previously on Form S-3 dated April 15, 1999, and incorporated herein by reference.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)






                                                 HISTORICAL
                                         ---------------------------     PRO FORMA
                                           COMPANY    SAFARILAND(1)     ADJUSTMENTS     PRO FORMA
                                         ----------- --------------- ----------------- -----------
Revenues:
 Services ..............................   $51,563       $    --                        $ 51,563
 Products ..............................    45,644        45,283                          90,927
                                           -------       -------                        --------
Total revenues .........................    97,207        45,283                         142,490
Cost of sales ..........................    66,451        26,209           (1,320)(2)     91,340
Operating expenses .....................    17,204        18,715           (5,193)(3)     30,726
Amortization ...........................     1,245            --            1,430 (4)      2,675
Interest expense (income), net .........      (625)          482            2,607 (5)      2,464
Equity in earnings of unconsolidated
 subsidiaries ..........................      (713)           16                            (697)
                                           -------       -------                        --------
Operating income .......................    13,645          (139)           2,476         15,982
Non-operating income ...................        28           473                             501
Provision (benefit) for taxes ..........     5,077          (166)           1,465 (6)      6,376
                                           -------       -------           ------       --------
Net income .............................   $ 8,596       $   500        $   1,011       $ 10,107
Earnings per common share
 Basic .................................   $  0.53                                      $   0.61
 Diluted ...............................   $  0.50                                      $   0.57
Weighted average common shares
 outstanding
 Basic .................................    16,165                            301 (7)     16,466
 Diluted ...............................    17,354                            301 (7)     17,655
Other Data:
 EBITDA* ...............................    15,702         1,477            6,513         23,692
 Depreciation & amortization** .........     2,654           661            1,430 (4)      4,745



----------
* EBITDA is defined as net income plus interest, taxes, depreciation and amortization. EBITDA is not a substitute for operating income, net income and cash flow from operating activities as determined in accordance with generally accepted accounting principles as a measure of profitability or liquidity. EBITDA is presented because we believe some investors may find it useful in evaluating an investment in our common stock.

** For the Company, fiscal 1998 depreciation and amortization includes $1,409 of depreciation, which is included in cost of sales and operating expenses, and $1,245 of amortization.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                (IN THOUSANDS)


 (1) Safariland's consolidated results of operations are presented for the fiscal year ended September 30, 1998.


 (2) Reflects an annual rent reduction of $380 negotiated with the landlord in connection with the acquisition of Safariland and reduction of labor costs of $940 to reflect headcount reductions achieved from the combination of body armor manufacturing operations with Safariland.


 (3)  Represents an adjustment to operating expenses to reflect the following:





            Reduced compensation expense ......................       $  3,962 (a)
            Eliminated airplane costs .........................            125 (b)
            Reduced professional fees .........................            743 (c)
            Reduction in banking fees .........................             75 (d)
            Net reduction in executive auto leases ............             43
            Reduction in other non-recurring expenses .........            245 (e)
                                                                      --------
                                                                      $  5,193



     (a) Reflects headcount reductions ($2,247), termination of certain employment agreements ($1,098) and elimination of non-recurring expenses ($617) incurred by Safariland in the fiscal year ended September 30, 1998.



     (b) Reflects the elimination of costs incurred to operate an airplane which is not being purchased in the acquisition of Safariland.



     (c) Reflects the extraordinary professional fees incurred by Safariland in contemplation of the sale of the company which would not otherwise have been incurred.


     (d) Reflects the net elimination of bank fees paid to maintain Safariland's banking and credit functions.


     (e) Reflects the reduction in other non-recurring expenses that would have otherwise been capitalized by the Company.


  (4) Reflects the annual amortization expense of the goodwill generated by the Safariland acquisition estimated to be $75,749. The goodwill is being amortized over a 25 year period.


  (5) Represents the interest expense to be incurred to finance the purchase of Safariland, to be eliminated due to the repayment of certain Safariland indebtedness, and is calculated using a rate of 7.875% on borrowings of $39,224. The actual borrowing rate is expected to be 6.375%.


  (6) Reflects the adjustment to the provision for taxes by applying the Company's effective tax rate of 37.5% to the above pro forma. Amortization of goodwill is not tax deductible.


  (7)  Reflects the shares issued in the acquisition of Safariland.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1998
                                (IN THOUSANDS)






                                          HISTORICAL
                                  ---------------------------
                                                                  PRO FORMA
                                    COMPANY    SAFARILAND(1)     ADJUSTMENTS     PRO FORMA
                                  ----------- --------------- ----------------- -----------
ASSETS
Current assets:
 Cash and cash equivalents ......  $  6,789       $    --                        $  6,789
 Accounts receivable, net .......    21,363         6,202                          27,565
 Inventories ....................     9,103         3,555                          12,658
 Prepaid expenses and other
   current assets ...............     5,910         2,847                           8,757
                                   --------       -------                        --------
 Total current assets ...........    43,165        12,604                          55,769
Property, plant and
 equipment, net .................    12,173         3,733           (1,836)(2)     14,070
Intangible assets, net ..........    34,562                         35,749 (3)     70,311
Investment in unconsolidated
 subsidiary .....................       483         1,459                           1,942
Other assets ....................     3,970           548                           4,518
                                   --------       -------                        --------
TOTAL ASSETS ....................  $ 94,353       $18,344        $  33,913       $146,610
                                   ========       =======        =========       ========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
 Short-term debt ................  $  5,041       $ 2,450        $  (2,450)(4)   $  5,041
 Borrowing from credit
   facility .....................                                   39,224 (4)     39,224
 Current portion of
   long-term debt and
   capitalized lease
   obligations ..................       433           378             (338)(4)        473
 Accounts payable, accrued
   expenses and other ...........    13,325         3,788            5,000 (5)     22,113
                                   --------       -------        ---------       --------
Total current liabilities .......    18,799         6,616           41,436         66,851
                                   --------       -------        ---------       --------
Minority interest ...............       108                                           108
Long-term debt and
 capitalized lease obligations
 and other long term
 liabilities ....................       344         2,343           (2,138)(4)        549
                                   --------       -------        ---------       --------
Total liabilities ...............    19,251         8,959           39,298         67,508
Stockholders' equity:
 Common stock ...................       165           272             (269)(6)        168
 Preferred stock ................                   1,200           (1,200)(6)
 Additional paid in capital .....    65,408           100            3,897 (7)     69,405
 Cumulative comprehensive
   income, net of tax ...........      (574)                                         (574)
 Notes receivable from
   stockholders .................                    (215)             215 (2)
 Retained earnings ..............    13,419         8,028           (8,028)(8)     13,419
 Treasury stock .................    (3,316)                                       (3,316)
                                   --------                                      --------
   Total stockholders'
    equity ......................    75,102         9,385           (5,385)        79,102
                                   --------       -------        ---------       --------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY ...........  $ 94,353       $18,344        $  33,913       $146,610
                                   ========       =======        =========       ========

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


  (1) Safariland's consolidated balance sheet as of September 30, 1998.


  (2) Reflects the elimination of assets that will not be purchased by the Company, pursuant to the stock purchase agreement.


  (3) Reflects the excess of purchase price over the fair value of the net assets acquired.


  (4) Reflects borrowings necessary to consummate the Safariland acquisition and to repay certain indebtedness of Safariland.


  (5) The adjustment to accounts payable, accrued expenses and other liabilities represents the accrual of direct costs and other non-recurring charges we have incurred and expect to incur related to the acquisition.


  (6) Reflects the acquisition of all of the issued and outstanding common and preferred shares of Safariland, and the issuance of 300,752 shares of our common stock with $0.01 par value per share.


  (7) Represents additional paid in capital associated with the issuance of 300,752 shares of our common stock at an assumed price of $13.30 per share and the elimination of $100 of Safariland additional paid in capital.


  (8) Represents the elimination of Safariland retained earnings.